Exhibit 99.1

Willdan Group Reports

Third Quarter Results

ANAHEIM, Calif. –November 6, 2025 – Willdan Group, Inc. (“Willdan”) (Nasdaq: WLDN) today announced its financial results for the third quarter ended October 3, 2025.

Third Quarter 2025 Highlightsa

●	Contract revenue of $182.0 million, up 15.0%.
●	Net revenue[b] of $95.0 million, up 25.5%.
●	Net income of $13.7 million, up 86.8%.
●	Adjusted EBITDA[b] of $23.1 million, up 52.5%.
●	GAAP Diluted EPS of $0.90, up 76.5%.
●	Adjusted Diluted EPS[b] of $1.21 up 65.8%.

Nine Months Year to Date 2025 Highlightsa

●	Contract revenue of $507.9 million, up 20.4%.
●	Net revenue[b] of $275.3 million, up 26.8%.
●	Net income of $33.8 million, up 127.4%.
●	Adjusted EBITDA[b] of $59.5 million, up 52.4%.
●	GAAP Diluted EPS of $2.26, up 115.2%.
●	Adjusted Diluted EPS[b] of $3.34, up 96.5%.

Executive Management Comments

“We delivered another quarter of excellent performance,” said Mike Bieber, Willdan’s President and Chief Executive Officer. “Net revenue organic growth was 20%, operating margin continued to expand, and net debt was down to $16.0 million in Q3. This performance reflected the strength and diversity of our business, consistent execution, and growing electricity demand driven by data centers and electrification. Accordingly, we are increasing our 2025 financial targets.”

Fiscal Year 2025 Financial Targets

Willdan is raising each of its financial targets for fiscal year 2025 and now expectsc:

●	Net revenue[b] between $360 million and $365 million.
●	Adjusted EBITDA[b] between $77 million and $78 million.
●	Adjusted Diluted EPS[b] between $4.10 per share and $4.20 per share.

Assumes 15.2 million diluted shares, 10% effective tax rate benefit, and no future acquisitions.

a. As compared to the same period of fiscal year 2024.

b. See “Use of Non-GAAP Financial Measures” below.

c. These updated financial targets supersede any previously disclosed financial targets and investors should not rely on any previously disclosed financial targets, and do not include any uncompleted or future acquisitions.

Third Quarter 2025 Conference Call

Willdan will be hosting a conference call to discuss its third quarter financial results today, at 5:30 p.m. Eastern/2:30 p.m. Pacific. To access the call, listeners should dial 877-407-2988 (or 201-389-0923). The conference call will be webcast simultaneously on Willdan’s website at https://edge.media-server.com/mmc/p/xwzghpu5/.

A replay of the conference call will be available through Willdan’s website at https://ir.willdangroup.com/events-presentations.

About Willdan Group, Inc.

Willdan is a nationwide provider of professional, technical and consulting services to utilities, government agencies, and private industry. Willdan’s service offerings span a broad set of complementary disciplines that include electric grid solutions, energy efficiency and sustainability, engineering and planning, and municipal financial consulting. For additional information, visit Willdan's website at www.willdan.com.

Use of Non-GAAP Financial Measures

“Net Revenue,” defined as contract revenue as reported in accordance with U.S. generally accepted accounting principles (“GAAP”) minus subcontractor services and other direct costs, is a non-GAAP financial measure. Net Revenue is a supplemental measure that Willdan believes enhances investors’ ability to analyze Willdan’s business trends and performance because it substantially measures the work performed by Willdan’s employees. In the course of providing services, Willdan routinely subcontracts various services. Generally, these subcontractor services and other direct costs are passed through to Willdan’s clients and, in accordance with GAAP and industry practice, are included in Willdan’s revenue when it is Willdan’s contractual responsibility to procure or manage such subcontracted activities. Because subcontractor services and other direct costs can vary significantly from project to project and period to period, changes in revenue may not necessarily be indicative of Willdan’s business trends. Accordingly, Willdan segregates subcontractor services and other direct costs from revenue to promote a better understanding of Willdan’s business by evaluating revenue exclusive of subcontract services and other direct costs associated with external service providers. A reconciliation of Willdan’s contract revenue as reported in accordance with GAAP to Net Revenue is provided at the end of this press release. A reconciliation of targeted contract revenue for fiscal year 2025 as reported in accordance with GAAP to targeted Net Revenues for fiscal year 2025, which is a forward-looking non-GAAP financial measure, is not provided because Willdan is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty of predicting the subcontractor services and other director costs that are subtracted from contract revenues in order to derive Net Revenues. While subcontractor costs have increased recently, subcontractor costs can vary significantly from period to period. Subcontractor costs and other direct costs were 45.8% and 48.5% of contract revenue for the nine months ended October 3, 2025 and September 27, 2024, respectively, and 47.6% of contract revenue for the fiscal year 2024.

“Adjusted EBITDA,” defined as net income plus interest expense, income tax expense, stock-based compensation, interest accretion, depreciation and amortization, transaction costs, and gain on sale of equipment, is a non-GAAP financial measure. Adjusted EBITDA is a supplemental measure used by Willdan’s management to measure Willdan’s operating performance. Willdan believes Adjusted EBITDA is useful because it allows Willdan’s management to evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods, capital structure and non-operating expenses. Willdan uses Adjusted EBITDA to evaluate its performance for, among other things, budgeting, forecasting and incentive compensation purposes.

Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s costs of capital and stock-based compensation, as well as the historical costs of depreciable assets. A reconciliation of net income as reported in accordance with GAAP to Adjusted EBITDA is provided at the end of this press release. A reconciliation of targeted net income for fiscal year 2025 as reported in accordance with GAAP to Adjusted EBITDA for fiscal year 2025, which is a forward-looking non-GAAP financial measure, is not provided because Willdan is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty of predicting the interest expense, income tax expense, stock-based compensation, interest accretion, depreciation and amortization, and gain on sale of equipment that are subtracted from net income in order to derive Adjusted EBITDA.

“Adjusted Net Income,” defined as net income plus stock-based compensation, intangible amortization, interest accretion, and transaction costs, each net of tax, is a non-GAAP financial measure.

“Adjusted Diluted EPS,” defined as net income plus stock-based compensation, intangible amortization, interest accretion, and transaction costs, each net of tax, all divided by the diluted weighted-average shares outstanding, is a non-GAAP financial measure. Adjusted Net Income and Adjusted Diluted EPS are supplemental measures used by Willdan’s management to measure its operating performance. Willdan believes Adjusted Net Income and Adjusted Diluted EPS are useful because they allow Willdan’s management to more closely evaluate and explain the operating results of Willdan’s business by removing certain non-operating expenses.

Reconciliations of net income as reported in accordance with GAAP to Adjusted Net Income and diluted EPS as reported in accordance with GAAP to Adjusted Diluted EPS are provided at the end of this press release. Reconciliations of targeted net income as reported in accordance with GAAP to targeted Adjusted Net Income for fiscal year 2025, which is a forward-looking non-GAAP financial measure, and targeted diluted EPS as reported in accordance with GAAP to targeted Adjusted Diluted EPS for fiscal year 2025, which is a forward-looking non-GAAP financial measure, are not provided because Willdan is unable to provide such reconciliations without unreasonable effort. The inability to provide such reconciliations is due to the uncertainty and inherent difficulty of predicting the stock-based compensation, intangible amortization, and interest accretion, each net of tax, that are subtracted from net income and diluted EPS in order to derive Adjusted Net Income and Adjusted Diluted EPS, respectively.

Willdan’s definitions of Net Revenue, Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS have limitations as analytical tools and may differ from other companies reporting similarly named measures or from similarly named measures Willdan has reported in prior periods. These measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP, such as contract revenue, net income and diluted EPS.

Forward Looking Statements

Statements in this press release that are not purely historical, including statements regarding Willdan’s intentions, hopes, beliefs, expectations, representations, projections, estimates, assumptions, aims, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding growing electricity demand driven by data centers and electrification, and financial targets for fiscal year 2025. All statements other than statements of historical fact included in this press release are forward-looking statements. It is important to note that Willdan’s actual results could differ materially from those in any such forward-looking statements. Important factors that could cause actual results to differ materially from its expectations include, but are not limited to, Willdan’s ability to adequately complete projects in a timely manner, Willdan’s ability to compete successfully in the highly competitive energy services market, Willdan’s reliance on work from its top ten clients; changes in state, local and regional economies and government budgets; Willdan’s ability to win new contracts, to renew existing contracts and to compete effectively for contracts awarded through bidding processes; Willdan’s ability to make principal and interest payments on its outstanding debt as they come due and to comply with financial covenants contained in its debt agreements; Willdan’s ability to manage supply chain constraints, labor shortages, elevated interest rates, and elevated inflation; Willdan’s ability to obtain financing and to refinance its outstanding debt as it matures; Willdan’s ability to successfully integrate its acquisitions and execute on its growth strategy; and Willdan’s ability to attract and retain managerial, technical, and administrative talent.

All written and oral forward-looking statements attributable to Willdan, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements and risk factors disclosed from time to time in Willdan’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K filed for the year ended December 27, 2024, as such disclosures may be amended, supplemented or superseded from time to time by other reports Willdan files with the Securities and Exchange Commission, including subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Willdan cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Willdan disclaims any obligation to, and does not undertake to, update or revise any forward-looking statements in this press release unless required by law.

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

(Unaudited)

	October 3,	December 27,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$33,109	$74,158
Restricted cash	—	—
Accounts receivable, net of allowance for doubtful accounts of $354 and $1,313 at October 3, 2025 and December 27, 2024, respectively	66,742	65,557
Contract assets	116,494	88,528
Other receivables	7,342	2,302
Prepaid expenses and other current assets	5,436	4,979
Total current assets	229,123	235,524
Equipment and leasehold improvements, net	31,314	29,534
Goodwill	177,506	140,991
Right-of-use assets	14,242	14,035
Other intangible assets, net	35,622	29,414
Other assets	2,620	2,019
Deferred income taxes, net	17,498	13,346
Total assets	$507,925	$464,863
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$50,100	$33,766
Accrued liabilities	64,769	62,776
Contingent consideration payable	8,500	2,500
Contract liabilities	23,312	21,556
Notes payable	2,500	10,137
Finance lease obligations	1,247	1,138
Lease liability	4,883	5,804
Total current liabilities	155,311	137,677
Contingent consideration payable, less current portion	10,008	1,713
Notes payable, less current portion	46,571	79,350
Finance lease obligations, less current portion	1,359	1,379
Lease liability, less current portion	11,322	9,939
Other noncurrent liabilities	262	462
Total liabilities	224,833	230,520

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 40,000 shares authorized; 14,754 and 14,169 shares issued and outstanding at October 3, 2025 and December 27, 2024, respectively	148	142
Additional paid-in capital	212,284	197,368
Accumulated other comprehensive income (loss)	(331)	(314)
Retained earnings	70,991	37,147
Total stockholders’ equity	283,092	234,343
Total liabilities and stockholders’ equity	$507,925	$464,863

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2025	2024	2025	2024
Contract revenue	$182,006	$158,252	$507,865	$421,737

Direct costs of contract revenue (inclusive of directly related depreciation and amortization):
Salaries and wages	27,878	24,088	82,198	69,247
Subcontractor services and other direct costs	87,039	82,563	232,592	204,667
Total direct costs of contract revenue	114,917	106,651	314,790	273,914

Gross profit	67,089	51,601	193,075	147,823

General and administrative expenses:
Salaries and wages, payroll taxes and employee benefits	31,720	25,876	95,404	78,449
Facilities and facility related	2,369	2,381	7,362	7,231
Stock-based compensation	3,147	2,020	8,755	5,355
Depreciation and amortization	3,913	3,716	13,857	10,937
Other	11,078	8,934	33,983	25,368
Total general and administrative expenses	52,227	42,927	159,361	127,340

Income (Loss) from operations	14,862	8,674	33,714	20,483

Other income (expense):
Interest expense, net	(902)	(1,934)	(4,890)	(6,031)
Other, net	330	763	840	2,293
Total other expense, net	(572)	(1,171)	(4,050)	(3,738)

Income (Loss) before income taxes	14,290	7,503	29,664	16,745
Income tax (benefit) expense	569	157	(4,180)	1,863
Net income (loss)	13,721	7,346	33,844	14,882

Other comprehensive income (loss):
Unrealized gain (loss) on derivative contracts, net of tax	(20)	(678)	(17)	(143)
Comprehensive income (loss)	$13,701	$6,668	$33,827	$14,739

Earnings (Loss) per share:
Basic	$0.94	$0.53	$2.35	$1.08
Diluted	$0.90	$0.51	$2.26	$1.05

Weighted-average shares outstanding:
Basic	14,603	13,930	14,397	13,753
Diluted	15,229	14,358	14,987	14,130

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine Months Ended
	October 3,	September 27,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$33,844	$14,882
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	13,857	10,937
Other non-cash items	699	459
Deferred income taxes, net	(4,152)	1,300
(Gain) loss on sale/disposal of equipment	(26)	(13)
Provision for doubtful accounts	214	806
Stock-based compensation	8,755	5,355
Accretion and fair value adjustments of contingent consideration	2,145	—
Changes in operating assets and liabilities, net of effects from business acquisitions:
Accounts receivable	5,637	5,762
Contract assets	(27,501)	(10,351)
Other receivables	(5,040)	(1,190)
Prepaid expenses and other current assets	(457)	(1,441)
Other assets	(597)	1,456
Accounts payable	12,214	4,814
Accrued liabilities	3,527	3,910
Contract liabilities	(2,470)	2,019
Right-of-use assets	255	(94)
Net cash (used in) provided by operating activities	40,904	38,611
Cash flows from investing activities:
Purchase of equipment, software, and leasehold improvements	(6,924)	(6,074)
Proceeds from sale of equipment	28	29
Cash paid for acquisitions, net of cash acquired	(33,431)	—
Net cash (used in) provided by investing activities	(40,327)	(6,045)
Cash flows from financing activities:
Payments on notes payable	(137)	(190)
Payments on debt issuance costs	(332)	—
Payments made to retire prior credit agreement	(90,000)	—
Borrowing to fund new credit agreement	88,414	—
Principal payments on outstanding debt	(39,039)	(5,625)
Principal payments on finance leases	(1,142)	(1,064)
Proceeds from stock option exercise	2,498	2,425
Proceeds from sales of common stock under employee stock purchase plan	3,249	2,838
Cash used to pay taxes on stock grants	(5,137)	(1,241)
Net cash (used in) provided by financing activities	(41,626)	(2,857)
Net increase (decrease) in cash, cash equivalents and restricted cash	(41,049)	29,709
Cash, cash equivalents and restricted cash at beginning of period	74,158	23,397
Cash, cash equivalents and restricted cash at end of period	$33,109	$53,106
Supplemental disclosures of cash flow information:
Cash paid (received) during the period for:
Interest	$4,828	$5,301
Income taxes	2,471	1,203
Supplemental disclosures of noncash investing and financing activities:
Issuance of common stock related to business acquisitions	$5,557	$—
Contingent consideration related to business acquisitions	12,150	—
Equipment acquired under finance leases	1,264	1,322

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Revenue to Net Revenue

(in thousands)

(Non-GAAP Measure)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2025	2024	2025	2024
Consolidated
Contract revenue	$182,006	$158,252	$507,865	$421,737
Subcontractor services and other direct costs	87,039	82,563	232,592	204,667
Net Revenue	$94,967	$75,689	$275,273	$217,070

Energy segment
Contract revenue	$154,750	$134,036	$427,747	$352,634
Subcontractor services and other direct costs	85,536	81,805	228,410	202,015
Net Revenue	$69,214	$52,231	$199,337	$150,619

Engineering and Consulting segment
Contract revenue	$27,256	$24,216	$80,118	$69,103
Subcontractor services and other direct costs	1,503	758	4,182	2,652
Net Revenue	$25,753	$23,458	$75,936	$66,451

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(in thousands)

(Non-GAAP Measure)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2025	2024	2025	2024
Net income (loss)	$13,721	$7,346	$33,844	$14,882
Interest expense	902	1,934	4,890	6,031
Income tax expense (benefit)	569	157	(4,180)	1,863
Stock-based compensation	3,147	2,020	8,755	5,355
Interest accretion (1)	891	—	2,145	—
Depreciation and amortization	3,913	3,716	13,857	10,937
Transaction costs (2)	—	—	219	—
(Gain) Loss on sale of equipment	(3)	4	(26)	(13)
Adjusted EBITDA	$23,140	$15,177	$59,504	$39,055

(1)	Interest accretion represents the imputed interest and fair value adjustments to estimated contingent consideration.
(2)	Transaction costs represents acquisition and acquisition related costs.

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Diluted EPS

(in thousands, except per share amounts)

(Non-GAAP Measure)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2025	2024	2025	2024
Net income (loss)	$13,721	$7,346	$33,844	$14,882
Adjustment for stock-based compensation	3,147	2,020	8,755	5,355
Tax effect of stock-based compensation	(522)	(317)	(1,452)	(841)
Adjustment for intangible amortization	1,542	1,738	7,441	5,414
Tax effect of intangible amortization	(256)	(273)	(1,234)	(851)
Adjustment for interest accretion (1)	891	—	2,145	—
Tax effect of interest accretion (1)	(148)	—	(356)	—
Adjustment for refinancing costs	—	—	789	—
Tax effect of refinancing costs	—	—	(131)	—
Adjustment for transaction costs (2)	—	—	219	—
Tax effect of transaction costs (2)	—	—	(36)	—
Adjusted Net Income (Loss)	$18,375	$10,514	$49,984	$23,959

Diluted weighted-average shares outstanding	15,229	14,358	14,987	14,130

Diluted earnings (loss) per share	$0.90	$0.51	$2.26	$1.05
Impact of adjustment:
Stock-based compensation per share	0.21	0.14	0.58	0.38
Tax effect of stock-based compensation per share	(0.03)	(0.02)	(0.10)	(0.06)
Intangible amortization per share	0.10	0.12	0.50	0.39
Tax effect of intangible amortization per share	(0.02)	(0.02)	(0.08)	(0.06)
Interest accretion per share (1)	0.06	—	0.15	—
Tax effect of interest accretion per share (1)	(0.01)	—	(0.02)	—
Refinancing costs per share	—	—	0.05	—
Tax effect of refinancing cost per share	—	—	(0.01)	—
Transaction costs per share (2)	—	—	0.01	—
Tax effect of transaction costs per share (2)	—	—	(0.00)	—
Adjusted Diluted EPS	$1.21	$0.73	$3.34	$1.70

(1)	Interest accretion represents the imputed interest and fair value adjustments to estimated contingent consideration.
(2)	Transaction costs represents acquisition and acquisition related costs.

Contact:

Willdan Group, Inc.

Al Kaschalk

Vice President

Tel: 310-922-5643

akaschalk@willdan.com